UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): May 20, 2024
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On May 20, 2024, LD Holdings Group LLC (the “Issuer”), a subsidiary of loanDepot, Inc. (the “Company”), announced the commencement of an offer to exchange (the “Exchange Offer”) any and all of its $497.8 million aggregate principal amount of outstanding 6.500% Senior Notes due 2025 (the “Old Notes”) for newly issued 8.250% Senior Secured Notes due 2027 (the “New Notes”). In conjunction with the Exchange Offer, the Issuer is soliciting consents to eliminate substantially all restrictive covenants and certain of the default provisions in the indenture governing the Old Notes (the “Consent Solicitation”). The New Notes will be guaranteed by the subsidiaries of the Issuer that are guarantors of the Old Notes and the Issuer’s outstanding 6.125% Senior Notes due 2028 and will be secured, subject to permitted liens, by a first-priority security interest in (1) all of the membership interests of mello Credit Strategies LLC, a direct subsidiary of the Issuer, (2) certain unencumbered non-agency mortgage servicing rights held by loanDepot.com, LLC, a guarantor of the New Notes, with a fair value of up to $60.0 million and (3) $100.6 million aggregate principal amount of 2028 Senior Notes that were previously repurchased by the Issuer as described in the confidential Offering Memorandum and Consent Solicitation Statement. The consummation of the Exchange Offer is subject to certain customary conditions. A copy of the press release announcing the Exchange Offer and Consent Solicitation, and which describes the Exchange Offer and Consent Solicitation in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release announcing the commencement of the Exchange Offer and Consent Solicitation, dated May 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: May 20, 2024